                                                                    EXHIBIT 25.1

                                                         SEC File No. 333-123101



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)   |X|

                           ---------------------------

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.

               (Exact name of trustee as specified in its charter)

                                                             95-3571558
         (State of incorporation                          (I.R.S. employer
       if not a U.S. national bank)                     identification no.)

               700 SOUTH FLOWER STREET
                      SUITE 500
               LOS ANGELES, CALIFORNIA                        90017
       (Address of principal executive offices)             (Zip code)

                           ---------------------------


                            NUVEEN INVESTMENTS, INC.
               (Exact name of obligor as specified in its charter)


                     DELAWARE                             36-3817266
         (State or other jurisdiction of               (I.R.S. employer
          incorporation or organization)             identification no.)

              333 WEST WACKER DRIVE,
                    CHICAGO IL                              60606
     (Address of principal executive offices)             (Zip code)

                           ---------------------------

                                 DEBT SECURITIES
                       (Title of the indenture securities)

                           ---------------------------


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1.       GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                  ----------------------------------------------------------------------
                              Name                               Address
                  ----------------------------------------------------------------------
                  Comptroller of the Currency -          Washington, D.C. 20219
                  United States Department of the
                  Treasury

                  Federal Reserve Bank                   San Francisco, California 94105

                  Federal Deposit Insurance              Washington, D.C. 20429
                  Corporation

         (b)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

                  Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

         1. A copy of the articles of association of The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948).

         2. A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

         3. A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-121948).

         4. A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121948).

         6. The consent of the trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-121948).

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


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                                    SIGNATURE


         Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 6th day of September, 2005.


                                      THE BANK OF NEW YORK TRUST COMPANY, N.A.


                                      By:  /s/ L. Garcia
                                           -------------------------------------
                                           L. Garcia
                                           Vice President

                                                                       EXHIBIT 7

                        Consolidated Report of Condition
                          of THE BANK OF NEW YORK TRUST
                                  COMPANY, N.A.
            of 700 S. Flower Street, 2nd Floor, Los Angeles, CA 90017

         At the close of business March 31, 2005, published in accordance with Federal regulatory authority instructions.

                                                                                                         Dollar Amounts
                                                                                                         in Thousands
ASSETS

Cash and balances due from
         depository institutions:
         Noninterest-bearing balances
           and currency and coin............................................................................. 9,100
         Interest-bearing balances............................................................................... 0
Securities:
         Held-to-maturity securities............................................................................ 75
         Available-for-sale securities...................................................................... 57,298
Federal funds sold and securities purchased under agreements to resell:
         Federal funds sold ................................................................................ 19,000
         Securities purchased under agreements to resell.................................................... 95,000
Loans and lease financing receivables:
         Loans and leases held for sale.......................................................................... 0
         Loans and leases,
           net of unearned income............................................ 0
         LESS: Allowance for loan and
           lease losses...................................................... 0
         Loans and leases, net of unearned
           income and allowance ................................................................................. 0
Trading assets................................................................................................... 0
Premises and fixed assets (including
         capitalized leases)................................................................................. 3,876
Other real estate owned.......................................................................................... 0
Investments in unconsolidated
         subsidiaries and associated
         companies............................................................................................... 0
Customers' liability to this bank
         on acceptances outstanding.............................................................................. 0
Intangible assets:
      Goodwill   .......................................................................................... 240,005
      Other Intangible Assets .............................................................................. 17,839
Other assets................................................................................................ 34,344
                                                                                                            -------
Total assets.............................................................................................. $476,537
                                                                                                           ========

LIABILITIES

Deposits:
         In domestic offices................................................................................. 7,502
         Noninterest-bearing........................................................ 7,502
         Interest-bearing............................................................... 0
Not applicable
Federal funds purchased and securities
         sold under agreements to repurchase:
         Federal funds purchased................................................................................. 0
         Securities sold under agreements to repurchase.......................................................... 0
Trading liabilities.............................................................................................. 0
Other borrowed money:
         (includes mortgage indebtedness
         and obligations under capitalized
         leases)............................................................................................ 58,000
Not applicable
Bank's liability on acceptances
           executed and outstanding.............................................................................. 0
Subordinated notes and debentures................................................................................ 0
Other liabilities........................................................................................... 51,452
Total liabilities......................................................................................... $116,954
                                                                                                            =======
Minority interest in consolidated subsidiaries................................................................... 0

EQUITY CAPITAL

Perpetual preferred stock and related surplus.................................................................... 0
Common stock................................................................................................. 1,000
Surplus.................................................................................................... 294,125
Retained earnings........................................................................................... 64,622
Accumulated other comprehensive
         income............................................................................................... (164)
                                                                                                              -----
Other equity capital components.................................................................................. 0
                                                                                                           --------
Total equity capital...................................................................................... $359,583
                                                                                                           --------
Total liabilities, minority interest, and equity capital.................................................. $476,537
                                                                                                          =========

         I, Thomas J. Mastro, Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

         Thomas J. Mastro           )       Comptroller


         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


         Richard G. Jackson         )
         Nicholas C. English        )       Directors
         Karen B. Shupenko          )



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